Exhibit 99.1
Technology Tour Downers Grove & Itasca, IL June 1 - 2, 2011

Agenda - June 1, 2011 - Downers Grove, IL 1:00pm - 1:45pm Arrivals & Refreshments 1:45pm - 2:00pm Meet Dover Executives 2:00pm - 2:15pm Opening Comments - Bob Livingston 2:15pm - 2:25pm DFM Energy Platform 2:25pm - 3:10pm Artificial Lift Presentation - Norris Production Solutions 3:10pm - 3:35pm Drilling Technology Presentation - US Synthetics 3:35pm - 3:50pm Break 3:50pm - 4:15pm Bearings & Seals Presentation - Waukesha Bearings 4:15pm - 5:00pm Q & A 5:00pm - 6:00pm Bus to The Westin 6:00pm - 7:00pm Cocktails 7:00pm - 9:00pm Dinner 2 Cocktails & Dinner will be at Harry Caray's in Westin Hotel

Agenda – June 2, 2011 – Itasca, IL

8:00am	Bus to Knowles* from Westin Hotel
8:15am – 9:00am	Breakfast at Knowles
9:00am – 9:45am	Knowles Presentation
9:45am – 10:15am	Q & A
10:15am – 10:30am	Break
10:30am – 11:30am	Knowles Tour
11:30am – 12:15pm	Lunch
12:15pm	Bus to O'Hare International Airport (ORD) (approx 20 minutes)

*Knowles Address:

1151 Maplewood Drive
Itasca, IL 60143
(630) 250-5100

DOVER

3

4 Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found.

Technology Tour Downers Grove & Itasca, IL June 1 - 2, 2011 Bob Livingston - CEO

Dover's Q1 2011 Performance & Full-Year Outlook Continuing Earnings Per Share 2009 FY $3.74 Revenue $ 2.0B ^ 24% ^ 12% - 14% Organic Rev. Growth ^ 19% ^ 9% - 11% Net Acq. Growth ^ 4% ^ 3% Segment Margins 15.6% ^ 60 bps ^ 17% EPS (cont.) $0.96 ^ 48% $4.30 - $4.45 Bookings $2.2B ^ 27% FCF (a) $80M ^ 68% ^$800M Q1 revenue and earnings increases reflect solid end- markets, with particular strength seen at Fluid Management and Industrial Products Organic revenue growth of 19% is broad based Segment margin of 15.6% reflects improvement at all segments absent one-time deal costs Bookings strength is primarily driven by oil & gas and global infrastructure resulting in a book-to-bill of 1.15 Markets remain healthy across the majority of end- markets, complemented by strong emerging market activity Q1 Q1/Q1 2010 FY $1.99 2011 * Includes discrete tax benefits of $0.15 EPS in Q2 2009, $0.20 EPS in Q3 2010, $0.07 in Q4 2010 and $0.04 in Q1 2011 FY11 (F) 6 (a) See Q1 2011 Form 10-Q for free cash flow reconcilement

Positioning for Growth Maintaining advantaged Dover business model Strategic Focus Areas The Strategy Remains Consistent Capturing the Benefits of Common Ownership Disciplined Capital Allocation 7

Positioning for Growth - Five Key Growth Spaces 60% of 2010 Revenue & 70% of 2010 Segment Earnings Energy Product Identification Refrigeration & Food Service Equipment Communication Components Fluid Solutions FY 2010 revenue: $886 M FY 2010 revenue: $1,035 M FY 2010 revenue: $838 M FY 2010 revenue: $890 M FY 2010 revenue: $755 M 8

Increased living standards Infrastructure build-out Manufacturing/LCC capabilities International/ BRIC growth Global energy demand Increased demand, depleting resources Renewable energy technologies Emerging market growth Sustainability Energy efficiency Environmentally friendly products Recycling Consumer product safety Product identification Traceability Food safety Mobile devices Defense spending/ geopolitics Infrastructure 9 Communications Tailwinds 9

Expands Energy growth space as part of Norris Production Solutions portfolio of technology in artificial lift applications and strengthens product alignment Customers value comprehensive down- hole solutions from a single source Increases scale and enables better penetration in international oil and gas markets H-F will Add ^$160M in revenue in 2011 and be accretive to EPS Capital Allocation - Recent Deals Harbison-Fischer Builds out Communications Components growth space Knowles will be positioned as the premier acoustics device company in the fast-growing cell phone market Significant opportunities to cross sell complementary products and leverage scale Will add ^$350M in revenue and be slightly accretive to EPS in the first full year of ownership Sound Solutions Sound Solutions 10

Diversified End-Markets Based on FY 2010 revenue Based on FY 2010 revenue Asia & Latin America are among our fastest growing regions 2010 Asian revenue surpasses Europe in Q3 & Q4 2011 China Q1 growth = 69%; Asia (inc. China) grows 40% in Q1 Q1 Latin America growth = 30% Businesses spread across economic cycles 11

Conclusion - Financial Goals - Next Three Years GROWTH Grow 6% - 8% organically, complemented by acquisition growth of 3% - 5% Total shareholder return in the top quartile of our peer companies MARGIN Expand segment margin to 17% - 18% by 2013 CASH FLOW Generate free cash flow of 10% of revenue 12

DFM Energy Platform Sustained Growth Through Technology Leadership Soma Somasundaram EVP, Dover Fluid Management June 1, 2011 · Dover Technology Tour

Dover Fluid Management Energy (54%) Leading component and service supplier serving: Oil & gas drilling and production Gas processing and transmission Turbine power generation Fluid Solutions (46%) Specialty fluid handling products Pumps and compressors Vehicle fueling components Hazardous fluid handling components Quick disconnect couplings and fluid dispensers To provide highly-engineered solutions for the safe and efficient extraction and handling of critical fluids worldwide. 2010 Revenue of $1.6B and 27% EBITDA 23% 26% 32% 19% 34% 19% 26% 21% 2

Energy Platform Sales - Attractive Growth Platform US Rig Count 2000-'11 CAGR 6.3% 3

Energy Platform Drilling & Production Market Size: $7.5B 2011-'14 CAGR: 6.1% Note: Market size & growth rates applicable to our product portfolio Processing & Transmission Market Size: $2.9B 2011-'14 CAGR: 8.0% Power Generation Market Size: $0.8B 2011-'14 CAGR: 4.0% High-Performance Diamond Drill Bit Inserts High-Precision Down hole Sensors Artificial Lift Systems, Pumps Well Automation, Optimization, Monitoring & Servicing Pressure/Temperature/Level Control/ Flow Measurement Gas Separation and Oil Treating Systems Compressor Components & Overhaul Check & Butterfly Valves Condition Monitoring & Diagnostics Magnetic & Fluid film bearings Condition Monitoring & Diagnostics Bearing Repair Services 4

Oil Outlook Oil Demand Supply Challenge Supply Challenge Supply Challenge Economic recovery & emerging markets driving demand Supply disruptions in Middle East - shrinking capacity Raising reserve replenishment costs - increasing role of unconventional oil Significant Investment Is Needed In Crude Supply To Maintain Existing Production And Meet Future Demand Source: IEA 2010 Energy Outlook & ConocoPhillips Source: Conoco Phillips 5 * Other: includes other developing countries & marine bunker fuel

Natural Gas Outlook NG Demand NG Production Shale Gas - 'Game Changer' Shift to 'liquid rich' basins 87% production growth projected in non-OECD - lack of infrastructure will be a challenge North American Market Remains Well Supplied Favorable Government Policies Needed To Support Demand Source: IEA 2010 Energy Outlook Source: IEA 2010 Energy Outlook 6

What Are The Major Challenges For Our Customers? Increasing Production Rates & Efficiency Depleting reservoirs Rising operation costs Reserves Replenishment & Addition Constrained resource access Physical and Political Focus on improving recovery factor Quality of reservoir and hydrocarbon Risk Reduction Safety Increased regulation & permitting difficulties Contract structures Continued Advancement in Technology and Innovation is Critical to Solving Most of These Challenges 7

How Does Our Technologies Help Our Customers Solve These Challenges How Does Our Technologies Help Our Customers Solve These Challenges There is a positive correlation between operator (customer) efficiency and our profitability 8

Norris Production Solutions Dan Newman President June 1, 2011 · Dover Technology Tour

Artificial Lift and Rod Lift Market Overview (CHART) (CHART) Total = $6.8 B Gas Lift $291M or 4% Jet Lift $98M or 1% Plunger $260M or 4% PCP $639M or 9% Other $46M or 1% Rod Lift $1.95B or 29% SOUCE: L.E.K. Interviews and Analysis, 2008 and 2010 ESP $3.5B or 52% Artificial Lift Market ($6.8B) Rod Lift/PCP/Plunger Market ($2.85B) NPS Market Share 18% 5.2% Forecast CAGR 2010-20 5.4% Forecast CAGR 2010-20 Attractive Space with Attractive Market Position 10

Sucker and coiled drive Rods PC Pumping Unit Surface drive head Drive Rods Coiled Rod Sucker Rods Rod Pumps String Accessories Design Software Plungers Automation Motor Valves Design Software Valves Flow Control Tanks & Monitors Separators Automation NPS Portfolio - Market Leading Technologies 11

NPS - Attractive Top Line Growth 2011 Organic Volume Still 8% below 2008 Peak ... Continued growth momentum 12 US Rig Count 2000-'11 CAGR 6.3%

Strategic Rationale Downhole pump products logical extension to NPS total rod lift solution Overlap of existing customers with NPS Premium brand with leading market share Revenues are >90% due to replacement, decreasing cyclicality Strong history of high profitability. Financial Expectation Early Reports Seamless Day 1 transition Stakeholders response positive Leveraging cross-selling opportunities Revenue results in Q1 consistent with expectations Synergies tracking to plan (CHART) Harbison-Fischer Acquisition HF acquisition tracking to plan. 13

Production and Efficiency Challenges for Our Customers Increasing production efficiency by reducing downtime Harbison-Fischer - Sand pump Norris - Extended life sucker rods Increasing well servicing efficiency C-Tech - Rapid Service Rigs (RSRs) Optimizing well production and safety Ferguson Beauregard - iSYTE multi-well controller NPS Technology Portfolio helps our customers significantly improve performance 14

Reducing Downtime Due to Extreme Downhole Environments Harbison-Fischer - Sand Pro Sand and Iron Sulfite buildup can be problematic when encountered by our customers Sand Pro is a patented technology that minimizes particulate buildup/abrasion on the pump Extends run time up to x10 Reduces unplanned workover expenses Prevents lost production California Operators California Operators Runtime Customer 1 Standard API 90 days Customer 1 HF Sand Pro 200 days Customer 2 Standard API 5 days Customer 2 HF Sand Pro +180 days 15

Increasing Production Efficiency by Reducing Downtime Norris Rods/HF Pump Improved mean time between failures (MTBF) Norris - 1,600,000 Cycles to Failure Competitor A - 813,000 Cycles to Failure Competitor B - 516,000 Cycles to Failure Fatigue Life of Norris Rods is 2-3 X competition Proprietary Process and Chemistry Premium Pricing TCO for Customer 30% less over 10 year period using Norris Rods and HF Pumps Pay $2,500 more initially, for $109K in lifecycle savings. Years Example - West Texas - 7,000 ft, Rod Lift Well over 10 yr Period 16

Increasing Well Servicing Efficiency

Rapid Service Rig (RSRs)

- Smaller crew to perform the same service
- Better efficiency through significantly shorter setup/teardown time.
- Less equipment on the wellsite helps to mitigate safety risks
- Reduction in total workover time offers end users considerable cost savings

	RSR	Well Service Rig
Capital Cost	$1-1.5 million	$2.5-5 million
Crew Size	4 people	6 people
Cost difference Example job - 7500ft Permian pump change with jointed rod		
Service Time	10 hours	12 hours
SetupTime	30-45 minutes	2-3 hours
Total Rig time	*11.5 hours*	*18 hours*
Rig Rates	$500/hr	$725/hr
Job Rate	**$6,500**	**$13,050**


NORRIS
PRODUCTION SOLUTIONS

RSRs reduce the amount of time the rig has to be on the well

DOVER
17

Global Expansion Reciprocating Lift PCP Size (2010) Growth (10-20) Size (2010) Growth (10-20) Eastern Europe & FSU $297M 7.7% $93M 15.8% China $383M 5.4% $78M 6.9% South America $170M 5.1% $117M 7.5% Middle East $34M 6.7% $13M 10.6% Southeast Asia $31M 7.1% $5M 10.0% Australia $9M 9.1% $11M 12.1% Mexico $13M 10.2% $5M 13.0% Total $937M6.3% $322M10.8% *2010 LEK Artificial Lift Assessment 18 Approach: Focus on regions with strong bases and good long term growth prospects. Establish entry into region through modularize coiled rod plant then pull through additional NPS products. In country manufacturing, service and sales & application support. Priority Areas: Middle East, Eastern Europe, Colombia, Mexico

Coil Rod Mini Plant Coil Rod Mini Plant Modular Plant Advantages Skid Mounted - Easily Transportable Allows for reduced transportation costs of Raw and Finished product Enables local content Highly reliable/repeatable Half the CAPEX of Competitor's equipment Modularization of coiled rod plant to quick efficient way to set up manufacturing presence in target areas with little investment. 19

Next Frontiers of Technology We are Working On Hybrid Chamber Lift System - Harbison-Fischer Provides a cost effective method for removing liquids from "long reach" horizontal wells Variable Slippage Pump - Harbison-Fischer Unique design eliminating downhole pump failures in flow restricted applications Gen II Drive Rod - Norris/AOT Eliminates poor fit-ups during installation resulting in extended life Chemical pump - Ferguson Beauregard Solar powered chemical well injection pump for high corrosive wells Deep Well X-celerator - C-Tech Improved efficiency in servicing deeper wells 20

Summary: Why we are Bullish Long Term Global Demand for Oil and Gas Declining Reservoir Pressures in Maturing Fields Globally will Require Artificial Lift NPS Has the Leading Technology Brands and Products In the Artificial Lift Space Expertise Product Performance - Premium Pricing, Market Capture Strong North American Base Business NPS Has Significant Head Room Expanding International Demand for Artificial Lift Portfolio Expansion through Acquisitions - Adjacent Product and Technologies 21

Ken Jensen Vice President - Marketing & Business Development June 1, 2011 · Dover Technology Tour 22

USS - Technology & Innovation Driving Superior Growth Note: USS was acquired 2H 2004 Source: Spears OMR 2010 23 Drill Bit Market 2005-'11 CAGR 9.7%

Diamond Drill Bit Inserts do the Difficult Cutting Work at the End of the Drillstring Fixed cutter bit & inserts Rolling cone bit & inserts Percussion bit & inserts US Synthetic Products Customers' Products 24

Proprietary HPHT Presses are Key to Making High-performance Drill Bit Inserts Diamond Grit Tungsten-Carbide Substrate Diamond Insert High Pressure High Temperature Cubic Press Process Conditions Pressure: 1 million psi (Similar to the Eiffel Tower , upside down on a 5" plate) Temperature: 1400° C (Higher temperature than molten lava) 25

All downhole drilling technologies depend on cutter performance PDC TECHNOLOGY IS A COMPLEX OPTIMIZATION OF CHARACTERISTICS NEEDED FOR DRILLING Wear life, Impact strength, Thermal stability The pace of development is extremely rapid, given the challenge we face Each customer expects 2-6 new products for evaluation every year Performance improvements demanded by customers typically come with added manufacturing complexity We compete for the business daily on the basis of the technology we provide We have an 'Engineering Force', rather than a 'sales force' Our engineers work directly with our customers' engineers to develop products Each bit and drilling application is unique - Ability to provide rapid customized solution is a major competitive advantage for us Cutter performance, measured every day, on every rig, is key to the success of the drilling operation. 26

Drill Bits are a Small Portion of Drilling Costs, but can Deliver Substantial Savings Source: US Synthetic Estimates 27

While diamond inserts on the drill bit represent less than 1% of the drilling cost, they can save the operator hundreds of thousands of dollars. A Gulf of Mexico example: Diamond Inserts An Example of the Savings that PDC Inserts on Fixed Cutter Bits can Deliver 28

Difficult Drilling & PDC Adoption Have Driven Growth of PDC Bits and PDC Inserts Source: Spears & Associates 29

In drilling, the best performance wins. We re-win our business every day. Recent share gains are a result of a faster innovation cycle and improved product performance. When our customers win and gain share, we gain share against our competition indirectly. We've been gaining share directly and indirectly over the past several years. PDC bits displace traditional rolling cone bits: Diamond cutting structure replaces steel and tungsten carbide. Result of improved PDC durability and better bit stability. Increased PDC bit use in shale plays and horizontal drilling, both of which are growing. Better rigs, increased motor, steering tool use favor PDC Growth Drivers Technology Adoption Share Gains Advances in drilling technology and improved diamond insert technology offer growth in excess of drilling activity levels 30

Current estimated share Room for growth in N.A. China/Russia illustrate E. hemisphere opportunity Share 24 months ago A Lot of Room to Grow: Continued PDC Adoption, Technology Leadership Source: US Synthetic Estimates Source: Spears & Assoc., US Synthetic PDC Adoption Share Gain 31

Looking forward: accelerating pace of innovation will preserve technology advantage Better 32

Jay Burnette Vice President & General Manager June 1, 2011 · Dover Technology Tour 33

Corporate Overview WBC will be the market and technology leader, supported by innovation, highly technical sales, operational excellence and global expansion... Fluid Film Bearings 65% of Revenue Sealing Products 25% of Revenue Magnetic Bearings 10% of Revenue 34

Global Locations

Leveraging a global business model to serve customers locally, particularly in emerging regions…


Bearings
Pewaukee/Antigo, WI
Inpro/Seal
Rock Island, IL
Bearings
Providence, RI
Bearings Aftermarket
Houston, TX
Bearings
Guaymas, Mexico
Inpro/Seal
Brazil
Bearings / Inpro
London/Glasgow, UK
Magnetic Bearings
Worthing, UK
Magnetic Bearings
Moscow, Russia
Bearings / Inpro
Suzhou, China
Bearings / Inpro / Aftermarket (Future)
Dubai, UAE
Bearings / Inpro (Future)
TBD, India

DOVER
35

Growth History Revenue $ Millions Acquisition of Glacier RPB Acquisition of Inpro/Seal Acquisition of KMC and Bearings Plus 19% Market CAGR ~7% 36

Differentiated Technology in a High-value Niche Engineered hydrodynamic bearings, magnetic bearing systems and sealing solutions for high-performing rotating equipment... Hydrodynamic Bearings Magnetic Bearing Systems Sealing Products 37

Best-in-class Technology...an Ongoing Investment Best-in-class Technology...an Ongoing Investment Investment in people and innovation 30% of salaried workforce degreed engineers; many with advanced degrees. Driving innovation...internally and through acquisitions. Continuous improvement of processes Focus on speed and quality. 40% of revenue derived from unique custom designs engineered to order. Industry leading tools Performance prediction models. Internal testing capabilities. Engineering and design automation. 38

Anticipating Future Market Needs... Fluid Film Bearings Higher speeds and loads. Radial and axial vibration. Advanced materials. Inpro/Seal Conditioning monitoring - CDR. Complementary contact seal technology. 'Pillow Block' bearing isolator products. Magnetic Bearings Enhanced sensor technology. 'Next Generation' control systems; auto-commissioning and advanced remote control. Sealed bearing technology. Magnetic bearing control system developed for subsea natural gas compression. 39

Case Study - Power Generation Project Siemens (Berlin) SGT5-8000H gas turbine. World's largest simple cycle at 375 MW. EUR500 million development. Goal: Develop Bearings To Meet Siemens' Objectives High-efficiency with low emissions. Improved Life Cycle Costs. Increased reliability / availability. Operational Flexibility. Results Achieved Efficiency exceeded industry-goal of 60% (combined cycle) and 40% simple cycle; 25 ppm NOx. On-line in 30 minutes; load gradients of 35 MW per minute. 40 "In actual operation, the SGT5-8000H has more than met our high expectations: During roughly 1,200 hours of testing in Irsching, Block 4, we were able to experience the performance of the world's most efficient gas turbine for ourselves." Dr. Bernhard Fischer, Member of the Board of Management E.ON Energie AG, Germany End User Comments: Source: Siemens Website

Summary Points Waukesha Bearings is well positioned: Superior technology and application experience. Strongest brands. End-customer intimacy through aftermarket. Dover synergy enabling geographic expansion, creating competitive advantage. A strong history of organic growth. Market dynamics creating long-term demand for higher- performing products: Depletion of proven reserves. Energy efficiency initiatives. Unconventional and remote energy sources (shale gas / subsea). Successful acquisition integration creating significant value. Bolt-on acquisitions, with a focus on technology. 41

Gas Turbine Based Power Generation Growing... 42 Source: Forecast International $ Billions 4%

With a Strategy Focused on Technology Leadership . . . 43

.. . . Waukesha Bearings will Double by 2016. Geographic Expansion Geographic Expansion New Products Real Total Share Gain Market Growth Market Growth Pricing 2016 2011F Fluid Film Inpro/Seal Magnetics 16% Target higher growth through additional bolt-on acquisitions Revenue $ Millions 15% 25% 15% 30% 15% 44

45

Jeffrey Niew, President & CEO June 2, 2011 Micro-Acoustic & Human Interface Products

Overview of Knowles Founded in 1946, Knowles Electronics is a leading global manufacturer of value add, human interface components serving a variety of applications and markets. #1 supplier of MEMS surface-mount microphones (SiSonic(tm)) to the mobile handset market. Undisputed leader in the design and manufacture of microphones and speakers for hearing aids. 2

Financial Performance 3 Revenue Millions ($) CAGR 15%

Global Footprint 14 facilities in 9 countries with 5,000 employees 4 Headquarters KE Manufacturing KA Manufacturing Sales, Support & Engineering Facilities

Competency – MEMS Microphone

- **Market shares of MEMS microphone suppliers in units**

Market shares of MEMS microphone suppliers in units

iSuppli


#1
Supplier
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Market shares in Units
Knowles
Infineon
Memstech
AAC
Sonion
Akustica
Wolfson
Goertek
Omron
ADI
Yamaha
Panasonic
2006
2007
2008
2009 (forecast)

- Knowles still over 80%
- Infineon and MemsTech emerge as #2 and #3 sources
- Sonion loses share to Knowles at Nokia
- Panasonic and Yahamha discontinue production
- Wolfson and ADI start to ship in Q2 and Q4 2009, resp.


LIBERTY

iSuppli Corporation – 32

Copyright © 2000-2009 iSuppli Corporation. All Worldwide Rights Reserved. Confidential – Patents Pending

DOVER

5

Package size history and roadmap 6 Competency - MEMS Microphone (CHART) 4.72 x 3.76 mm 3.76 x 3.0 mm 3.76 x 2.24 mm 3.35 x 2.5 mm 3.0 x 1.9 mm 4 x 3 mm 4 x 3 mm Continuous creation of package "envelope" space: Smaller footprint More functions in compact footprint Digital Analog

Competency – MEMS Microphone

- **Leading Edge Performance**


Typical SNR Comparison
SNR (dB)
New Mics
66+dB SNR!!
54
58
59
61
63
Typical Headset
(ECM)
12.5 - 28mm²
Typical Handset
(ECM)
12.5 - 28mm²
SiSonic™ Analog
(Top Port)
8.5mm²
SiSonic™ Digital
12mm²
SiSonic™ Analog
(Bottom Port)
7.5mm²

SiSonic™ microphones offer the highest SNR in the smallest footprint

DOVER
7

Competency - Technology and Cost Driven Silicon tech roadmap to Gen 4 8 Gen 1 (03) Gen 2 (05) Gen 3 (07) MEMS Gen 4 (11) 2.72 mm^2 1.82 mm^2 1.21 mm^2 0.81 mm^2 CMOS 1.1 mm^2 0.79 mm^2 0.48 mm^2 0.21 mm^2 Total Silicon Area 3.72mm^2 2.61mm^2 1.69mm^2 ~1mm^2

Competency - World-Class Manufacturing Consistent production of highest quality microphones and speakers Flexible to changing demand Tailor-made automation concepts 9 Fully automated Labor Intensive Semi automated

Value of Knowles 10

Knowles Electronics 11

KE Business Unit Major Product Offerings Subminiature Speakers Subminiature Microphones Switches, Telecoils, and Programming Accessories Integrated Faceplate Module 12

KE Business Unit +75% market share Consistent growth, diverse customer base 13 Trimmers Volume Controls Switches Telecoils Connectors Microphones

Growth Drivers Aging population Increasing penetration Improved product performance through technology Alternative product categories (Lyric, AMP) Erosion of stigma Emerging market development 14

Low Penetration Rate in Industry 15

Technology Knowles partnered with RITE pioneers and has been building receiver assemblies since 2004 16

17

Emerging Market Forecast of market development in Europe - hearing aids sold by style 18

Knowles Acoustics 19

KE Business Unit 20 Major Product Offerings SiSonic(tm) (world's first MEMS microphone) Specialty Transducers Finished Goods Headsets Far Field Digital Array

Micro-Acoustic Product Applications 21

Strong Customer Base KA Market Position in Key Consumer Electronics Segments 22 Mobile Phone Laptop/ Notebook DSC Other (MP3, Gaming, etc)

SiSonic(tm) #1 supplier of MEMS microphones - 2 BILLION SHIPPED First mover advantage Supply to virtually all Tier I mobile phone manufacturers Opportunities with notebook, headsets, gaming, DSC 23 Loose MEMS MEMS Wafer

Growth Drivers Growth of personal mobile category - handsets and notebooks now joined by media tablets. Smartphone segment for handsets - 2011 to 2014 2.5B smartphones to be shipped. Continued global migration from 2G to 3G devices - 80% of new phones in 2012 will be 3G. The importance of accurate audio input for voice driven applications - multi mic growth, especially smartphone segment. Growth of audio and video conference via notebook platforms. "170M Skype users in 2011 with projected annual growth of 40%." (Steve Ballmer = May 2011) 24

Market - Cell Phones 25 Source: Qualcomm Total handset market in 2010 at 1.3B+ and growing at 7%-8% per year

HD Audio SiSonic(tm) Microphone Platforms 26

27 SNR 69dB (bottom port) Samples available now SNR 65dB (bottom port) Samples available now High SNR Key Benefits Low system noise for Audio Capture and Voice Call in a Quiet Environment Improves performance of Noise Suppression Algorithms in Loud Environment

28 SPA: 8.4mm2 SPQ: 8.4mm2 SPY: 5.7mm2 25% Size Reduction 33% Size Reduction Compact: Key Benefits For any applications when board space is a premium, especially when using multiple microphones

New Products - MEMS Joystick 29

New Products - Optics 30 Miniaturized Optic Zoom technology still does not exist in the market place. Continue to expand KEZ technology team. KEZ is conducting further Research & Development on the technology to achieve target Optic performance. Targeting end of year 2011 for proof of concept samples.

The Acquisition of Sound Solutions 31

Who is Sound Solutions? 32 Receiver Speaker Microphone (Knowles) #1 supplier of speakers and receivers to the mobile handset market Receivers = Ear piece Small speaker for usage at or near the ear Speaker Boxes Speakers Used for alert and hands-free speaking Global footprint 1,000 employees in Vienna, Austria (headquarters) and Beijing, China

First to Market with Major Innovations 33 Micro 13 mm Pico 8 mm 2002 world's smallest design FLAT range 23/28/34/38 mm 1994 world's flattest design 1997 world's smallest design 2005 world's first rectangular design RA Speaker 11x15 mm 2005 world's smallest rectangular design RA Receiver 10x4.8x2 mm 2011 N'Bass(tm) Virtual Back Volume technology 2007 world's smallest rectangular speaker RA Speaker 8x12 mm

Key Application Areas 34 Consumer Electronics MP3 players Navigation Compact/Video cameras Portable DVD Dictaphones Mobile Phones All segments Basic Feature Smartphones Computing Netbooks Notebooks Tablet PCs Others Consumer Medical Logistics

Strong Customer Base 35 Market Position in Key Consumer Electronics Segments Mobile Phone Laptop/ Notebook Other (MP3, Gaming, etc)

Operational Excellence Leader in automation Consistent production of highest quality loudspeakers Manufacturing concepts Fully automated (40M Pcs per line p.a.) Semi automated (5M Pcs per line p.a.) Hybrid Flexible to changing demand 36

Shaping the Future Mobile Sound Experience 37 Smart amplifiers High Performance Speakers + Louder sound More bass Increased reliability = Happy consumers Audio software On the roadmap Virtual Back Volume Heat-resistant speakers Integration of sound-enhancing software Higher compliance membranes

Strategic Rationale Fits squarely into strategy of expanding Communication Components Product offering strongly complements Knowles product line Focused on a 'one-stop shop' Ability to share innovation expertise and leverage scale Customers will benefit from the breadth and depth of products Customer base provides strong cross-selling 38

39 SYNERGIES

Premier Acoustics Company 40 Today: Knowles supplies only the microphone portion of the audio system Tomorrow: Knowles is building audio ASIC design capabilities Future: Sound Solutions provides significant opportunity to enhance our position as audio supplier Cellular modem General purpose processor Signal processor Digital Audio HW Chipset/Silicon Block Microphone Block MIC MIC RECEIVER SPEAKER Speaker/Receiver Block Audio Blocks with Fragmented Supplier Base

Future 41 Enterprise Vision Strategic Drivers Tactical Levers Human Capital Human Interface Devices KE Market KA Growth New Products Low Cost Manufacturing Value Creation Expand Our Core Human Capital Development Build Strategic Competencies Develop Our Talent Drive Organizational Performance Innovation (new & better products) Value Creation Customer Collaboration Support Apple Tier I Penetration NPI BAX Mainstream ST Mics Discipline NPI Seamless Transfer to Asia Innovation Engine Next Generation Products Process Automation Exemplary Service SiSonicTM Capacity Expansion Process/ Productivity Improvement Material Cost Savings Working Capital Reduction Joystick Optics ASIC Design Sales Synergy "one face to the customer" Procurement/ Technology Synergy Low Cost Operations Business Excellence Sound Solutions Integration

Micro-Acoustic & Human Interface Products